Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share	Earnings per share
(a) Basic

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the parent by the weighted average number of shares in issue during the period excluding common shares held as treasury shares (Note 22).

	2024	2023	2022
Profit from operations attributable to equity holders of the parent	92,340	226,291	108,138
Weighted average number of shares in issue (thousands)	102,604	107,092	110,079
Basic earnings per share	0.900	2.113	0.982

(b) Diluted

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares: equity-settled share options and restricted units. For these instruments, a calculation is done to determine the number of shares that could have been acquired at fair value, based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the equity-settled share options. During 2024, the share options outstanding average were 465 thousands (2023: 401 thousands; 2022: 361 thousands) share options outstanding.

	2024	2023	2022
Profit from operations attributable to equity holders of the parent	92,340	226,291	108,138
Weighted average number of shares in issue (thousands)	102,604	107,092	110,079
Adjustments for:
- Employee share options and restricted units (thousands)	465	401	361
Weighted average number of shares for diluted earnings per share (thousands)	103,069	107,493	110,440
Diluted earnings per share	0.896	2.105	0.979